Exhibit (12)(b)
 ANNUAL REPORT
                                  MAY 31, 1998

                          PRIME MONEY MARKET PORTFOLIO
                             MONEY MARKET PORTFOLIO

                             CORE TRUST (DELAWARE)

 INDEPENDENT AUDITORS' REPORT

- ------------------------------------------------------------------------------

           To the Board of Trustees and Partners
           Core Trust (Delaware)

               We have audited the accompanying statements of assets and liabilities of two portfolios of Core Trust (Delaware), Prime Money Market Portfolio and Money Market Portfolio, (collectively, the "Portfolios"), including the schedules of investments, as of May 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the period from August 23, 1997 (commencement of operations) to May 31, 1998. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of May 31, 1998, the results of their operations, changes in their net assets and financial highlights for the period from August 23, 1997 to May 31, 1998, in conformity with generally accepted accounting principles.

                                                    [LOGO]

           Boston, Massachusetts
           July 21, 1998

                                                           CORE TRUST (DELAWARE)

 STATEMENTS OF ASSETS AND LIABILITIES                               MAY 31, 1998

- ------------------------------------------------------------------------------

                                                 PRIME MONEY           MONEY
                                                    MARKET             MARKET
                                                  PORTFOLIO          PORTFOLIO
                                               ----------------   ----------------
ASSETS
  Investments at cost (Note 2)...............  $  3,127,213,156   $  2,360,526,186
  Cash.......................................           117,269            111,446
  Receivable for interest and other
    receivables..............................        12,458,411         11,953,861
  Organization Costs, net of amortization
    (Note 2).................................            12,663             12,663
                                               ----------------   ----------------
TOTAL ASSETS.................................     3,139,801,499      2,372,604,156
                                               ----------------   ----------------

LIABILITIES
  Payable to custodian (Note 3)..............            27,675             21,322
  Payable to adviser (Note 3)................           878,817            200,477
  Payable to other related parties (Note
    3).......................................           132,007              4,593
  Accrued expenses and other liabilities.....            11,009              9,102
                                               ----------------   ----------------

TOTAL LIABILITIES............................         1,049,508            235,494
                                               ----------------   ----------------

NET ASSETS...................................  $  3,138,751,991   $  2,372,368,662
                                               ----------------   ----------------
                                               ----------------   ----------------

COMPONENTS OF NET ASSETS
  Investors' capital.........................  $  3,138,751,991   $  2,372,368,662
                                               ----------------   ----------------
                                               ----------------   ----------------

See Notes to Financial Statements                          CORE TRUST (DELAWARE)

 STATEMENTS OF OPERATIONS                           PERIOD ENDED MAY 31, 1998(a)

- ------------------------------------------------------------------------------

                                                PRIME MONEY       MONEY
                                                  MARKET          MARKET
                                                 PORTFOLIO      PORTFOLIO
                                               -------------   ------------
INVESTMENT INCOME
  Interest income............................  $126,455,477    $ 97,103,729
                                               -------------   ------------
EXPENSES
  Advisory (Note 3)..........................     7,337,295       2,332,191
  Administration (Note 3)....................     1,098,165         842,979
  Custody (Note 3)...........................       231,222         180,185
  Accounting (Note 3)........................        71,887          70,387
  Legal (Note 3).............................        22,869          16,495
  Audit......................................        13,968          13,968
  Trustees...................................         4,087           3,352
  Amortization of organization costs (Note
    2).......................................         2,531           2,531
  Miscellaneous..............................        35,467          14,559
                                               -------------   ------------
TOTAL EXPENSES...............................     8,817,491       3,476,647
  Fees waived and expenses reimbursed (Note
    4).......................................             -      (1,484,619)
                                               -------------   ------------
NET EXPENSES.................................     8,817,491       1,992,028
                                               -------------   ------------
NET INVESTMENT INCOME........................   117,637,986      95,111,701
NET REALIZED LOSS FROM INVESTMENTS SOLD......       (42,987)        (21,885)
                                               -------------   ------------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................  $117,594,999    $ 95,089,816
                                               -------------   ------------
                                               -------------   ------------

(a) For the period August 23, 1997 (date of commencement of operations), to May 31, 1998

See Notes to Financial Statements                          CORE TRUST (DELAWARE)

 STATEMENTS OF CHANGES IN NET ASSETS                   PERIOD ENDED MAY 31, 1998


--------------------------------------------------------------------------------

                                                        PRIME MONEY             MONEY
                                                           MARKET              MARKET
                                                         PORTFOLIO            PORTFOLIO
                                                      ----------------     ---------------
NET ASSETS -- AUGUST 23, 1997 (COMMENCEMENT OF
  OPERATIONS).....................................    $             -      $             -
                                                      ----------------     ---------------
OPERATIONS
  Net investment income...........................        117,637,986           95,111,701
  Net realized loss on investments sold...........            (42,987)             (21,885)
                                                      ----------------     ---------------
      Net increase in net assets resulting from
       operations.................................        117,594,999           95,089,816
                                                      ----------------     ---------------
TRANSACTIONS IN INVESTOR'S BENEFICIAL INTERESTS
  Contributions (Note 5)..........................      5,373,694,156        4,410,026,378
  Withdrawals.....................................     (2,352,537,164)      (2,132,747,532)
                                                      ----------------     ---------------
      Net increase from transactions in investors'
       beneficial interests.......................      3,021,156,992        2,277,278,846
                                                      ----------------     ---------------
      Net increase in net assets..................      3,138,751,991        2,372,368,662
                                                      ----------------     ---------------
NET ASSETS -- MAY 31, 1998........................    $ 3,138,751,991      $ 2,372,368,662
                                                      ----------------     ---------------
                                                      ----------------     ---------------

See Notes to Financial Statements                          CORE TRUST (DELAWARE)

 FINANCIAL HIGHLIGHTS

- ------------------------------------------------------------------------------

                                                                                                         RATIOS TO
                                                                                                          AVERAGE
                                                                                                       NET ASSETS(a)
                                                                                                       -------------
                                                                                                            NET
                                                                                                         EXPENSES
                                                                                                       -------------
PRIME MONEY MARKET PORTFOLIO

  August 23, 1997(c) to May 31, 1998.................................................................         0.40%

MONEY MARKET PORTFOLIO
  August 23, 1997(c) to May 31, 1998.................................................................         0.12%


                                                                                                            GROSS
                                                                                                         EXPENSES(b)
                                                                                                       ---------------
PRIME MONEY MARKET PORTFOLIO
  August 23, 1997(c) to May 31, 1998.................................................................          0.40%
MONEY MARKET PORTFOLIO
  August 23, 1997(c) to May 31, 1998.................................................................          0.21%


                                                                                                             NET

                                                                                                         INVESTMENT

                                                                                                           INCOME

                                                                                                       ---------------

PRIME MONEY MARKET PORTFOLIO
  August 23, 1997(c) to May 31, 1998.................................................................          5.36%

MONEY MARKET PORTFOLIO
  August 23, 1997(c) to May 31, 1998.................................................................          5.64%


(a) Annualized
(b) During the period, various fees were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 4)
(c) Commencement of operations

See Notes to Financial Statements                          CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS                                      MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 1. ORGANIZATION

Core Trust (Delaware) ("Core Trust"), organized as a Delaware business trust, was formed on September 1, 1994. Core Trust, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "Act"), currently has twenty-one separate investment portfolios. These financial statements relate to Prime Money Market Portfolio and Money Market Portfolio (each a "Portfolio" and collectively the "Portfolios"), each of which is diversified. The Portfolios commenced operations on August 23, 1997. Interests in the Portfolios are sold in private placement transactions without any sales charge to qualified investors, including open-end management investment companies.

 NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following represent significant accounting policies of the Funds:

PORTFOLIO VALUATION - Core Trust determines the net asset value per share of each Portfolio as of 1:00 p.m., Pacific time, on each Portfolio business day utilizing the amortized cost method pursuant to Rule 2a-7 under the Act. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing, respectively, the difference between the original purchase price and the maturity value of the investment over the period to the investment's maturity.

REPURCHASE AGREEMENTS - The Portfolios may invest in repurchase agreements. Each Portfolio, through its custodian, receives delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, a Portfolio may have difficulties with the disposition of such securities held as collateral.

ORGANIZATION COSTS - The costs incurred by each Portfolio in connection with its organization have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of each Portfolio's operations.

FEDERAL TAXES - The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gain and loss of a Portfolio are deemed to have been "passed through" to the partners in proportion to their holdings of the Portfolio.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS - Securities transactions are recorded on a trade date basis, interest income is accrued as earned and realized gain and loss on investments sold are recorded on the basis of identified cost. The cost basis of investments for federal income tax purposes at May 31, 1998, is the same as for financial reporting purposes.

 NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The investment adviser of Prime Money Market Portfolio and Money Market Portfolio is Norwest Investment Management, Inc. ("Adviser"), an indirect subsidiary of Norwest Corporation. The Adviser receives an advisory fee from Core Trust with respect to Prime Money Market Portfolio and Money Market Portfolio at annual rates of 0.40% and 0.20% , respectively, of the average daily net assets for the first $300 million of net assets of each Portfolio, declining to 0.32% and 0.12%, respectively, of the average daily net assets in excess of $700 million.

ADMINISTRATIVE - The administrator of Core Trust is Forum Administrative Services, LLC ("FAdS"). FAdS receives an administration fee of 0.05% of the average daily net assets of each Portfolio. In addition, for the period ended May 31, 1998, certain legal expenses were charged to the Portfolios by FAdS. The respective amounts for Prime Money Market Portfolio and Money Market Portfolio were $879 and $674.

CUSTODIAN - Norwest Bank, Minnesota, N.A., a subsidiary of Norwest Corporation, serves as the custodian for the Portfolios and receives a fee of 0.02% of the first $100 million of a Portfolio's average daily net assets, 0.015% of the next $100 million of a Portfolio's average daily net assets and 0.01% of a Portfolio's remaining average daily net assets.

PLACEMENT AGENT - Forum Financial Services, Inc.-Registered Trademark- acts as Core Trust's placement agent pursuant to a separate agreement with Core Trust and receives no compensation for its services.

OTHER SERVICE PROVIDERS - Forum Accounting Services, LLC ("FAcS") provides portfolio accounting and interestholder recordkeeping services to each Portfolio pursuant to a separate agreement.

 NOTE 4. WAIVERS AND REIMBURSEMENTS

For the period ended May 31, 1998, the Adviser voluntarily waived a portion of its advisory fees and FAdS voluntarily waived a portion of its administration fees for Money Market Portfolio in the amounts of $646,233 and $838,386, respectively. The Adviser and FAdS, at their discretion, may revise or discontinue the voluntary fee waivers at any time.

                                                           CORE TRUST (DELAWARE)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 5. REORGANIZATION

In connection with the merger and division and the contemporaneous commencement of operations of certain Portfolios on August 23, 1997, certain investors contributed all or a portion of their net assets to the Portfolios. The fair market value and tax cost basis of those contributions is as follows:

                                                                                                 MARKET           TAX COST
PORTFOLIO                                                                                         VALUE             BASIS
- -------------------------------------------------------------------------------------------  ---------------   ---------------
Prime Money Market Portfolio...............................................................  $ 2,699,819,155   $ 2,699,819,155
Money Market Portfolio.....................................................................    2,101,885,695     2,101,898,478

                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS                                           MAY 31, 1998


- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                     VALUE
- ------------------------------------------------------------------------
                      PRIME MONEY MARKET PORTFOLIO
- ------------------------------------------------------------------------
 ASSET BACKED SECURITIES (1.3%)
   42,386,942   WFP Tower B Finance Corp., Short-Term
                  STEERS Trust, Series A, 5.69% V/R,
                  12/8/98(a)                              $   42,386,942
                                                          --------------
 CERTIFICATES OF DEPOSIT (11.5%)
   50,000,000   Abbey National Treasury Services,
                  London, 5.75%, 2/26/99                      50,000,000
   16,000,000   Banco Espirito Santo e Comercial de
                  Lisboa, New York Branch, 5.74%,
                  3/26/99                                     15,997,500
   40,000,000   Bankers Trust Co., 5.91%, 8/7/98              39,993,614
   47,000,000   Banque Paribas, New York Branch, 5.73%,
                  3/29/99                                     46,984,228
  130,000,000   Deutsche Bank, New York Branch, 5.73%,
                  4/15/99                                    129,956,606
   25,000,000   Generale Bank, New York Branch, 6.02%,
                  12/16/98                                    25,000,970
   28,000,000   Societe Generale, New York Branch,
                  5.97%, 9/15/98                              27,996,115
   25,000,000   Societe Generale, New York Branch,
                  5.70%, 3/23/99                              24,989,353
                                                          --------------

TOTAL CERTIFICATES OF DEPOSIT                                360,918,386
                                                          --------------
 COMMERCIAL PAPER (55.0%)
   25,000,000   AGA Capital, Inc., 5.53%, 6/9/98(a)           24,969,278
   10,000,000   Ace Overseas Corp., 5.45%, 10/5/98(a)          9,809,251
   45,000,000   Asset Backed Capital Finance, Inc.,
                  5.78% V/R, 6/12/98(a)                       45,000,000
   10,000,000   Banca CRT Financial Corp., 5.41%, 8/7/98       9,899,314
   45,000,000   Banco Rio de La Plata St, Bayerische
                  Vereinsbank, AG, LOC, 5.47%, 12/7/98        43,711,653
   47,960,000   Bankers Trust New York Corp., 5.35%,
                  10/5/98                                     47,061,950
   24,972,000   Barton Capital Corp., 5.58%, 6/19/98(a)       24,902,328
   83,070,000   Bavaria GLB Corp., 5.51%, 7/15/98(a)          82,510,570
   45,000,000   CC (USA), Inc., 5.53%, 7/14/98(a)             44,702,763
   20,000,000   CC (USA), Inc., 5.59%, 7/15/98(a)             19,864,089
   64,855,000   CPI Funding Corp., 5.55%, 6/25/98(a)          64,613,793
   21,424,000   CPI Funding Corp., 5.50%, 8/25/98(a)          21,145,786
   25,000,000   Centre Square Funding Corp., 5.58%,
                  6/15/98(a)                                  24,945,750
   44,463,000   Citation Capital Corp., 5.58%,
                  7/21/98(a)                                  44,118,412
   10,000,000   Citation Capital Corp., 5.56%, 8/4/98(a)       9,901,156
   60,283,000   Citation Capital Corp. 5.50%, 9/1/98(a)       59,435,689
    7,310,000   City of New York, NY, 5.72%, 7/20/98           7,310,000
   10,000,000   COFCO Capital Corp., Credit Suisse First
                  Boston, LOC, 5.53%, 7/21/98                  9,923,195
    6,225,000   Cooperative Association of Tractor
                  Dealers, Inc., 5.51%, 7/13/98                6,184,984
   15,400,000   Cooperative Association of Tractor
                  Dealers, Inc., 5.40%, 8/7/98                15,245,230
   25,000,000   Corporate Asset Securitization Australia
                  Ltd., Inc., 5.55%, 6/10/98(a)               24,965,313
   25,000,000   Creditanstalt Finance, Inc., 5.38%,
                  7/27/98                                     24,790,778
   35,000,000   Diageo Capital plc, 5.40%, 7/27/98(a)         34,706,000

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                     VALUE
- ------------------------------------------------------------------------
                PRIME MONEY MARKET PORTFOLIO (continued)
- ------------------------------------------------------------------------
   50,000,000   Diageo Capital plc, 5.40%, 7/28/98(a)     $   49,572,500
   30,000,000   Galicia Funding Corp., Dresdner Bank AG,
                  LOC, 5.60%, 6/12/98                         29,948,667
   14,323,000   Galleon Capital Corp., 5.53%, 6/1/98(a)       14,323,000
    9,895,000   Gotham Funding Corp., 5.59%, 6/5/98(a)         9,888,854
   11,000,000   Hitachi Credit America Corp., 5.52%,
                  7/8/98                                      10,937,594
   40,000,000   Lexington Parker Capital Co. LLC.,
                  5.50%, 8/21/98(a)                           39,505,000
   22,000,000   Market Street Funding Corp., 5.54%,
                  6/2/98(a)                                   21,996,614
   30,354,000   Market Street Funding Corp., 5.54%,
                  6/16/98(a)                                  30,283,933
   10,000,000   Mitsubishi Motor Credit, 5.63%, 6/15/98        9,978,087
   50,000,000   Old Line Funding Corp., 5.54%, 6/1/98(a)      50,000,000
   37,000,000   Pacific Dunlop Holdings, Inc., 5.54%,
                  6/5/98(a)                                   36,977,245
   41,083,000   Perry Funding Corp., 5.57%, 6/1/98(a)         41,083,000
   35,000,000   Perry Funding Corp., 5.57%, 8/17/98(a)        34,583,024
   18,088,000   Repeat Offering Securitization Entity,
                  5.57%, 7/28/98(a)                           17,928,479
   36,000,000   Royal Bank of Canada, 5.38%, 7/28/98          35,693,340
   34,000,000   San Paulo US Financial Corp., 5.49%,
                  7/13/98                                     33,782,230
   10,000,000   Sigma Finance Corp., 5.71%, 6/15/98(a)         9,977,794
   20,000,000   Silver Tower US Funding Corp., 5.54%,
                  8/13/98(a)                                  19,775,525
   12,550,000   Silver Tower US Funding Corp., 5.53%,
                  8/14/98(a)                                  12,407,342
   46,000,000   Silver Tower US Funding Corp., 5.54%,
                  11/18/98(a)                                 44,796,590
   23,424,000   Silver Tower US Funding Corp., 5.53%,
                  11/30/98(a)                                 22,769,131
   13,500,000   Sinochem American C.P., Inc., Credit
                  Suisse First Boston, LOC, 5.54%,
                  6/17/98                                     13,466,760
    6,000,000   Special Purpose Accounts Receivables
                  Cooperative Corp., 5.55%, 7/31/98(a)         5,944,500
   25,000,000   Special Purpose Accounts Receivables
                  Cooperative Corp., 5.55%, 8/12/98(a)        24,722,500
    8,000,000   Sunkyoung America, Inc., Credit Suisse
                  LOC, 5.50%, 7/9/98                           7,953,556
   46,947,000   Sydney Capital Corp., 5.55%, 6/9/98(a)        46,889,099
   24,492,000   Sydney Capital Corp., 5.51%, 7/1/98(a)        24,379,541
   17,000,000   TI Group, Inc., 5.77%, 6/2/98                 16,997,275
   10,000,000   TI Group, Inc., 5.77%, 6/18/98                 9,972,753
    8,500,000   TI Group, Inc., 5.60%, 6/26/98                 8,466,945
   20,000,000   TI Group, Inc., 5.53%, 11/9/98                19,505,373
   46,000,000   Thames Asset Global Securitization,
                  Inc., 5.57%, 6/18/98(a)                     45,879,196
   41,000,000   Thames Asset Global Securitization,
                  Inc., 5.52%, 7/6/98(a)                      40,779,967
   37,111,000   Thames Asset Global Securitization,
                  Inc., 5.52%, 7/15/98(a)                     36,860,625
   26,448,000   Three Rivers Funding Corp., 5.55%,
                  6/18/98(a)                                  26,378,684
   29,000,000   Toshiba Capital (Asia) Ltd., 5.52%,
                  6/19/98                                     28,919,960

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                     VALUE
- ------------------------------------------------------------------------
                PRIME MONEY MARKET PORTFOLIO (continued)
- ------------------------------------------------------------------------
   11,960,000   Toshiba International Finance (UK),
                  5.54%, 6/18/98                          $   11,928,711
   11,000,000   Toshiba International Finance (UK),
                  5.52%, 7/6/98                               10,940,967
    8,400,000   Toshiba International Finance (UK),
                  5.52%, 7/10/98                               8,349,768
   20,660,000   Trident Capital Finance, Inc., 5.58%,
                  6/11/98(a)                                  20,627,977
   34,750,000   Yamaha Motors Owner Trust, 5.66%,
                  6/15/98(a)                                  34,684,317
                                                          --------------
TOTAL COMMERCIAL PAPER                                     1,719,573,705
                                                          --------------
 CORPORATE NOTES (11.3%)
   28,000,000   Asset Backed Trust 1995 Series A-1,
                  5.65% V/R, 12/10/98(a)                      28,000,000
   28,000,000   Asset Backed Trust 1995 Series A-3,
                  5.68% V/R, 4/15/99(a)                       28,000,000
   10,000,000   Asset Backed Trust 1996 Series A-4,
                  5.67% V/R, 1/15/99(a)                       10,000,000

   15,000,000   Asset Backed Trust 1997 Series C, 5.66%
                  V/R, 6/15/98(a)                             15,000,000
    3,000,000   Beneficial Corp., 8.83%, 6/15/98               3,002,890
   20,000,000   Beta Finance, Inc., 6.00%, 10/30/98(a)        20,000,000
   25,000,000   BRAVO Trust Series 1997-1, 5.71% V/R,
                  10/15/98(a)                                 25,000,473
   30,000,000   Bear Stearns & Co., Inc., 5.81% V/R,
                  3/15/01                                     30,000,000
   14,000,000   Centauri Corp., 6.17%, 6/3/98(a)              14,000,000
   30,000,000   Compagnie Bancaire (USA) Funding, Inc.,
                  6.03%, 9/17/98                              30,000,798
    6,000,000   Compagnie Bancaire (USA) Funding, Inc.,
                  6.15%, 12/28/98                              6,016,015
   15,000,000   CS First Boston, Inc., 5.78% V/R,
                  5/15/99                                     15,000,000
   20,000,000   Medium Term Structured Enhanced Return
                  Trust (STEERS), Series 1997 A-27,
                  5.71% V/R, 8/21/98                          20,000,000
   20,000,000   Medium Term Structured Enhanced Return
                  Trust (STEERS), Series 1997 A-28,
                  5.65% V/R, 9/23/98(a)                       20,000,000
   40,000,000   Morgan Stanley Group, Inc., 5.79% V/R,
                  3/15/01, puttable 5/15/99                   40,000,000
   30,000,000   Morgan Stanley Group, Inc., 5.73% V/R,
                  5/15/01, puttable 5/15/99                   30,000,000
   20,000,000   Restructured Asset Certificates, Series
                  1996 MM-2-2, 5.84% V/R, 1/10/00(a)          20,000,000
                                                          --------------
TOTAL CORPORATE NOTES                                        354,020,176
                                                          --------------
 FLOATING RATE FUNDING AGREEMENTS (6.9%)
  115,000,000   General American Life Insurance Co.,
                  5.84% V/R, 3/20/30                         115,000,000
   30,000,000   Providian Life & Health Insurance Co.,
                  5.78% V/R, 6/1/99                           30,000,000
   40,000,000   Providian Life & Health Insurance Co.,
                  5.77% V/R, 6/18/99                          40,000,000

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                     VALUE
- ------------------------------------------------------------------------
                PRIME MONEY MARKET PORTFOLIO (continued)
- ------------------------------------------------------------------------
   30,000,000   Transamerica Life Insurance, 5.66% V/R,
                  4/12/99                                 $   30,000,000
                                                          --------------

TOTAL FLOATING RATE FUNDING AGREEMENTS                       215,000,000
                                                          --------------
 MASTER NOTES (1.0%)
   20,000,000   American General Finance, Inc.                20,000,000
   10,000,000   General Electric Co.                          10,000,000
                                                          --------------

TOTAL MASTER NOTES                                            30,000,000
                                                          --------------
 MUNICIPAL BONDS & NOTES (0.4%)
    4,700,000   Durham, NC, COP, Series B, 5.54% V/R,
                  7/1/03                                       4,700,000
      590,000   Kalamazoo Funding Co., Old Kent Bank,
                  LOC, 5.70% V/R, 12/15/26                       590,000
    1,105,000   Kalamazoo Funding Co., Old Kent Bank,
                  LOC, 5.70% V/R, 12/15/26                     1,105,000
    1,235,000   Kalamazoo Funding Co., Old Kent Bank,
                  LOC, 5.70% V/R, 12/15/26                     1,235,000
      665,000   Kalamazoo Funding Co., Old Kent Bank,
                  LOC, 5.70% V/R, 12/15/26                       665,000
      690,000   Kalamazoo Funding Co., Old Kent Bank,
                  LOC, 5.70% V/R, 12/15/26                       690,000
    1,555,000   Kalamazoo Funding Co., Old Kent Bank,
                  LOC, 5.70% V/R, 12/15/26                     1,555,000
    1,300,000   Prince William County, VA, Taxable
                  Notes, Series A, Wachovia Bank of
                  North Carolina, LOC, 5.54% V/R, 3/1/17       1,300,000
                                                          --------------

TOTAL MUNICIPAL BONDS & NOTES                                 11,840,000
                                                          --------------
 TIME DEPOSITS (12.6%)
   35,000,000   ABN Amro Bank N.V., 5.69%, 6/1/98             35,000,000
   27,800,000   Banque Paribas, 5.75%, 6/1/98                 27,800,000
   67,000,000   Credit Suisse, 5.59%, 6/1/98                  67,000,000
  105,000,000   Erste Bank de Oestereich, 5.69%, 6/1/98      105,000,000
   26,673,946   PNC Bank, N.A. Nassau, 5.66%, 6/1/98          26,673,947
  132,000,000   Union Bank of Switzerland, 5.69%, 6/1/98     132,000,000
                                                          --------------

TOTAL TIME DEPOSITS                                          393,473,947
                                                          --------------

TOTAL INVESTMENTS (100.00%)                               $3,127,213,156
                                                          --------------
                                                          --------------
- ------------------------------------------------------------------------
                         MONEY MARKET PORTFOLIO
- ------------------------------------------------------------------------
 ASSET BACKED SECURITIES (1.5%)
   34,501,000   WFP Tower B Finance Corp., Short-Term
                  STEERS Trust, Series A, 5.69% V/R,
                  12/8/98(a)                              $   34,501,000
                                                          --------------
 CERTIFICATES OF DEPOSIT (15.6%)
   40,000,000   Abbey National Treasury Services,
                  London, 5.75%, 2/26/99                      40,000,000

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                     VALUE
- ------------------------------------------------------------------------
                   MONEY MARKET PORTFOLIO (continued)
- ------------------------------------------------------------------------
   50,000,000   Banco Espirito Santo e Comercial de
                  Lisboa, NY Branch, 5.74%, 3/26/99       $   49,992,180
   27,200,000   Bankers Trust Co., 5.91%, 8/7/98              27,195,661
   40,000,000   Banque Paribas, New York Branch, 5.73%,
                  3/29/99                                     39,986,578
   68,000,000   Deutsche Bank, New York Branch, 5.73%,
                  4/15/99                                     67,977,304
   15,000,000   Generale Bank, New York Branch, 6.02%,
                  12/16/98                                    15,000,582
   15,255,000   Kansallis-Osake-Pankki New York Branch,
                  Merita Bank Ltd., 9.75%, 12/15/98           15,576,636
   12,100,000   Royal Bank of Canada, New York Branch,
                  5.80%, 10/1/98                              12,104,867
   20,000,000   Societe Generale, New York Branch,
                  5.97%, 9/15/98                              19,997,226
   25,000,000   Societe Generale, New York Branch,
                  5.70%, 3/23/99                              24,989,353
   55,000,000   Societe Generale, New York Branch,
                  5.80%, 4/28/99                              54,980,905
                                                          --------------

TOTAL CERTIFICATES OF DEPOSIT                                367,801,292
                                                          --------------
 COMMERCIAL PAPER (48.2%)
   14,200,000   AGA Capital, Inc., 5.53%, 6/4/98(a)           14,193,456
   36,750,000   Ace Overseas Corp., 5.55%, 6/10/98(a)         36,699,009
   10,000,000   Ace Overseas Corp., 5.45%, 10/5/98             9,809,252
   40,000,000   Asset Backed Capital Finance, Inc.,
                  5.78% V/R, 6/12/98(a)                       40,000,000
   21,000,000   Asset Backed Capital Finance, Inc.,
                  5.51%, 7/8/98(a)                            20,881,076
   14,500,000   Asset Backed Capital Finance, Inc.,
                  5.57%, 7/22/98(a)                           14,385,583
    5,000,000   Banca CRT Financial Corp., 5.60%,
                  6/15/98                                      4,989,111
    5,000,000   Banca CRT Financial Corp., 5.60%, 7/6/98       4,972,778
   10,000,000   Banca CRT Financial Corp., 5.40%, 8/3/98       9,905,500
   12,500,000   Banca CRT Financial Corp., 5.55%,
                  10/8/98                                     12,251,407
   12,000,000   Banca CRT Financial Corp., 5.55%,
                  10/15/98                                    11,748,400
   40,000,000   Banco Rio de La Plata St, Bayerische
                  Vereinsbank, A.G., LOC, 5.47%, 12/7/98      38,851,301
   20,000,000   Banner Receivables Corp., 5.59%,
                  6/4/98(a)                                   19,990,683
   23,102,000   Bavaria GLB Corp., 5.52%, 6/16/98(a)          23,048,866
   24,050,000   Bavaria Universal Funding, 5.54%,
                  6/12/98(a)                                  24,009,289
   18,000,000   Beta Finance, Inc., 5.40%, 7/16/98(a)         17,878,500

   17,000,000   CC (USA), Inc., 5.58%, 6/11/98(a)             16,973,650
   10,000,000   CC (USA), Inc., 5.56%, 7/15/98(a)              9,932,045
   29,000,000   CC (USA), Inc., 5.55%, 8/11/98(a)             28,682,571
   20,000,000   CPI Funding Corp., 5.55%, 6/25/98(a)          19,925,734
   24,300,000   Centre Square Funding Corp., 5.58%,
                  6/15/98(a)                                  24,247,269
    8,600,000   Certain Funding Corp., 5.60%, 8/10/98(a)       8,506,356
   16,461,000   Citation Capital Corp., 5.56%, 8/4/98(a)      16,298,292
   20,300,000   Cooperative Association of Tractor
                  Dealers, 5.51%, 7/13/98                     20,169,505
   50,000,000   Corporate Asset Securitization Australia
                  Ltd., Inc., 5.55%, 6/8/98(a)                49,946,042

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                     VALUE
- ------------------------------------------------------------------------
                   MONEY MARKET PORTFOLIO (continued)
- ------------------------------------------------------------------------
   25,000,000   Corporate Asset Securitization Australia
                  Ltd., Inc., 5.55%, 7/15/98(a)           $   24,831,639
   19,000,000   Creditanstalt Finance, Inc., 5.38%,
                  7/27/98                                     18,840,991
   10,000,000   Galicia Funding Corp., Dresdner Bank AG,
                  LOC, 5.60%, 6/12/98                          9,982,889
   25,000,000   Lexington Parker Capital Co. LLC.,
                  5.41%, 7/24/98(a)                           24,800,882
   10,000,000   Lexington Parker Capital Co. LLC.,
                  5.50%, 8/21/98(a)                            9,876,251
   20,266,000   Lexington Parker Capital Co. LLC.,
                  5.49%, 10/8/98(a)                           19,867,318
   41,436,000   Lexington Parker Capital Co. LLC.,
                  5.47%, 10/16/98(a)                          40,573,452
   35,000,000   Market Street Funding Corp., 5.54%,
                  6/2/98(a)                                   34,994,614
   27,108,000   Old Line Funding Corp., 5.54%, 6/1/98(a)      27,108,000
    7,404,000   Old Line Funding Corp., 5.54%,
                  6/11/98(a)                                   7,392,606
   13,500,000   Orix America, Inc., 5.32%, 10/9/98            13,240,650
   14,400,000   Pacific Dunlop Holdings, Inc., 5.54%,
                  6/2/98(a)                                   14,397,786
   35,000,000   Perry Funding Corp., 5.57%, 6/1/98(a)         35,000,000
   38,749,000   Perry Funding Corp., 5.57%, 8/17/98(a)        38,287,360
   28,000,000   Royal Bank of Canada, 5.38%, 7/28/98          27,761,487
    5,000,000   Sigma Finance Corp., 5.71%, 6/15/98(a)         4,988,897
   18,420,000   Sigma Finance Corp., 5.47%, 10/1/98(a)        18,078,545
   19,815,000   Silver Tower US Funding Corp., 5.54%,
                  8/13/98(a)                                  19,592,602
   20,100,000   Silver Tower US Funding Corp., 5.54%,
                  11/18/98(a)                                 19,574,163
   31,250,000   SunkYong America, Inc., Credit Suisse,
                  LOC, 5.53%, 6/17/98                         31,173,195
   20,000,000   Sydney Capital Corp., 5.51%, 7/1/98(a)        19,908,167
   15,000,000   TI Group, Inc., 5.50%, 10/23/98               14,670,001
   10,000,000   TI Group, Inc., 5.53%, 11/9/98                 9,752,686
   62,000,000   Thames Asset Global Securitization,
                  Inc., 5.57%, 6/18/98(a)                     61,837,159
   32,504,000   Thames Asset Global Securitization,
                  Inc., 5.52%, 7/6/98(a)                      32,329,562
   16,784,000   Three Rivers Funding Corp., 5.52%,
                  7/17/98(a)                                  16,665,617
   11,526,000   Trident Capital Finance, Inc., 5.58%,
                  6/12/98(a)                                  11,506,348
   32,850,000   Yamaha Motors Owner Trust, 5.66%,
                  6/15/98(a)                                  32,778,077
                                                          --------------

TOTAL COMMERCIAL PAPER                                     1,138,106,619
                                                          --------------
 CORPORATE NOTES (12.2%)
   19,000,000   Asset Backed Trust 1995 Series A-1,
                  5.65% V/R, 12/10/98(a)                      19,000,000
   22,000,000   Asset Backed Trust 1995 Series A-3,
                  5.68% V/R, 4/15/99(a)                       22,000,000
    5,000,000   Asset Backed Trust 1996 Series A-4,
                  5.67% V/R, 1/15/99(a)                        5,000,000
   10,000,000   Asset Backed Trust 1997 Series C, 5.66%
                  V/R, 6/15/98(a)                             10,000,000
    2,500,000   BT Securities Corp., 5.93% V/R, 9/1/98         2,501,285

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONCLUDED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                     VALUE
- ------------------------------------------------------------------------
                   MONEY MARKET PORTFOLIO (continued)
- ------------------------------------------------------------------------
   20,000,000   Bear Stearns & Co., Inc., 5.81% V/R,
                  5/15/99                                 $   20,000,000
    3,000,000   Beneficial Corp., 8.83%, 6/15/98               3,002,890
   20,000,000   Beta Finance, Inc., 6.00%, 10/30/98(a)        20,000,000
   20,000,000   BRAVO Trust Series 1997-1, 5.71% V/R,
                  10/15/98(a)                                 20,000,378
   15,000,000   CC (USA), Inc., 6.20%, 6/3/98(a)              15,000,054
   10,000,000   CS First Boston, Inc., 5.78% V/R,
                  6/15/99                                     10,000,000
   11,000,000   Centauri Corp., 6.17%, 6/3/98(a)              11,000,000
   20,000,000   Compagnie Bancaire (USA) Funding, Inc.,
                  6.03%, 9/17/98                              20,000,532
   10,100,000   Japan Financial Corp., 9.25%, 9/21/98         10,195,258
   20,000,000   Medium Term Structured Enhanced Return
                  Trust (STEERS), Series 1997 A-27,
                  5.71% V/R, 8/21/98(a)                       20,000,000
   20,000,000   Medium Term Structured Enhanced Return
                  Trust (STEERS), Series 1997 A-28,
                  5.65% V/R, 9/23/98(a)                       20,000,000
   30,000,000   Morgan Stanley Group, Inc., 5.79% V/R,
                  3/15/01, puttable 6/15/99                   30,000,000
   20,000,000   Morgan Stanley Group, Inc., 5.73% V/R,
                  5/15/01, puttable 6/15/99                   20,000,000
   10,000,000   Restructured Asset Certificates, Series
                  1996 MM-2-2, 5.84% V/R, 1/10/00(a)          10,000,000
                                                          --------------

TOTAL CORPORATE NOTES                                        287,700,397
                                                          --------------
 FLOATING RATE FUNDING AGREEMENTS (6.8%)
   85,000,000   General American Life Insurance Co.,
                  5.84% V/R, 3/20/30                          85,000,000
   35,000,000   Providian Life & Health Insurance Co.,
                  5.77% V/R, 4/18/99                          35,000,000
   20,000,000   Providian Life & Health Insurance Co.,
                  5.78% V/R, 6/1/99                           20,000,000
   20,000,000   Transamerica Life Insurance, 5.66% V/R,
                  4/12/99                                     20,000,000
                                                          --------------

TOTAL FLOATING RATE FUNDING AGREEMENTS                       160,000,000
                                                          --------------
 MASTER NOTES (0.8%)
   10,000,000   American General Finance, Inc., 5.61%         10,000,000
   10,000,000   General Electric Co., 5.59%                   10,000,000
                                                          --------------

TOTAL MASTER NOTES                                            20,000,000
                                                          --------------
 MUNICIPAL NOTES (0.4%)
    3,600,000   Durham, NC, COP, Series B, Wachovia
                  Bank, LOC, 5.54% V/R, 7/1/03                 3,600,000
      460,000   Kalamazoo Funding Co., Old Kent Bank,
                  LOC, 5.70% V/R, 12/15/26                       460,000

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                     VALUE
- ------------------------------------------------------------------------
                   MONEY MARKET PORTFOLIO (continued)
- ------------------------------------------------------------------------
      860,000   Kalamazoo Funding Co., Old Kent Bank,
                  LOC, 5.70% V/R, 12/15/26                $      860,000
      965,000   Kalamazoo Funding Co., Old Kent Bank,
                  LOC, 5.70% V/R, 12/15/26                       965,000
      435,000   Kalamazoo Funding Co., Old Kent Bank,
                  LOC, 5.70% V/R, 12/15/26                       435,000
      410,000   Kalamazoo Funding Co., Old Kent Bank,
                  LOC, 5.70% V/R, 12/15/26                       410,000
    1,135,000   Kalamazoo Funding Co., Old Kent Bank,
                  LOC, 5.70% V/R, 12/15/26                     1,135,000
    1,380,000   Kalamazoo Funding Co., Old Kent Bank,
                  LOC, 5.70% V/R, 12/15/26                     1,380,000
 1,000,000   Prince William County, VA, Taxable
                  Notes, Series A, Wachovia Bank of
                  North Carolina, LOC, 5.54% V/R, 3/1/17       1,000,000
                                                          --------------

TOTAL MUNICIPAL NOTES                                         10,245,000
                                                          --------------
 TIME DEPOSITS (14.5%)
   20,000,000   ABN AMRO Toronto Branch, 5.69%, 6/1/98        20,000,000
   10,000,000   Banque Paribas Canada, Toronto, 5.75%,
                  6/1/98                                      10,000,000
   60,000,000   Credit Suisse, 5.60%, 6/1/98                  60,000,000
   95,000,000   Erste Bank der Oestereich, 5.69%, 6/1/98      95,000,000
   32,171,878   PNC Bank, N.A., 5.66%, 6/1/98                 32,171,878
   40,000,000   Union Bank of Switzerland, 5.60%, 6/1/98      40,000,000
   85,000,000   Union Bank of Switzerland, 5.69%, 6/1/98      85,000,000
                                                          --------------

TOTAL TIME DEPOSITS                                          342,171,878
                                                          --------------

TOTAL INVESTMENTS (100.0%)                                $2,360,526,186
                                                          --------------
                                                          --------------

- ------------------------------------------------------------------------------
                       NOTES TO SCHEDULES OF INVESTMENTS
- ------------------------------------------------------------------------------
(a) Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to 4(2) of the Securities Act of 1933, as amended. The Board of Trustees has determined these securities to be liquid.

ABBREVIATIONS

COP        Certificate of Participation
LOC        Letter of Credit
V/R        Variable rate -- these securities are deemed to have a
                         maturity remaining until the next adjustment
                         of the interest rate or the longer of the
                         demand period or readjustment. The interest
                         rates shown reflect the rate in effect on
                         May 31, 1998.

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)
                                       30